January 31, 2019

Supplement

SUPPLEMENT DATED JANUARY 31, 2019 TO THE SUMMARY PROSPECTUSES OF
Morgan Stanley European Equity Fund Inc., dated February 28, 2018
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2018
Morgan Stanley Mortgage Securities Trust, dated February 28, 2018
Morgan Stanley Multi Cap Growth Trust, dated March 30, 2018, as amended on April 30, 2018
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2018

The following is hereby added as the second paragraph of the section of each Summary Prospectus entitled "Fees and Expenses":

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund's principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Please retain this supplement for future reference.

MSRETAILMULTISUMPROSPT 1/19